       Fixed Overview Report: CSFB 05-11 Prelim Grp 8

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Summary of Loans in Statistical Calculation Pool		Range
(As of 11/14/2005)

Total Number of Loans	245
Total Outstanding Balance	$141,240,381
Average Loan Balance	$576,491	$366,608 to $1,500,000
Escrow Balance %	0.18%
WA Mortgage Rate	5.771%	5.125% to 6.000%
WA Original Term (months)	358	240 to 360
WA Remaining Term (months)	355	233 to 360
WA Age (months)	3	0 to 8
WA LTV	67.77%	23.50% to 88.00%
WA CLTV	70.44%	30.72% to 100.00%
WA FICO	748	653 to 813
Balloon	0.00%
California North	16.00%
California South (ZIP : 90000 - 93600)	26.03%
Size (% of pool) Jumbo/Super-Jumbo	100.00%
Conforming (Size=C)	0.00%
Secured by (% of pool) 1st Liens	100.00%
2st Liens	0.00%
Prepayment Penalty (% of all loans)	17.79%

Top 10 States	Top 10 Prop	Doc Types	Provided Doc	Purpose Codes	Occ Codes	Orig PP Term	IO Loans
CA 42.03%	SFR 75.51%	FL/AL 32.20%	NIV 20.72%	P 37.75%	P 94.13%	0 82.21%	0 80.93%
OH 8.65%	PUD 18.65%	SS 3.73%	X 16.88%	CO 31.81%	I 3.09%	36 14.10%	120 19.07%
MI 7.67%	2-4F 3.59%	NAV/NIV 32.17%	12.37%	RT 29.40%	S 2.78%	6 1.91%
FL 6.08%	CO 1.85%	RE 19.77%	Full Doc 6.40%	CP 0.63%		60 0.97%
NJ 4.20%	Sing 0.41%	NR 0.34%	1 5.92%	Refina 0.41%		24 0.42%
NY 3.34%		LT 10.71%	Streamli 4.14%			12 0.39%
AZ 2.72%		ALT 0.67%	Alternati 3.86%
IN 2.69%		Reduce 0.41%	FULL 3.78%
VA 2.62%			W 3.13%
IL 2.28%			8 2.59%

____________________________________________________________________________________________________

The information contained in the attached materials (the "Information") has been provided by Credit Suisse First Boston LLC ("CSFB"). The Information contained herein is preliminary and subject to change. The Information does not include all of the information required to be included in the final prospectus relating to the certificates. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Prospective investors in the certificates should read the relevant documents filed, or to be filed, with the Securities and Exchange Commission (the "Commission") because they contain important information. Such documents may be obtained without charge at the Commission's website. Although a registration statement (including the base prospectus) relating to the certificates discussed in this communication has been filed with the Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not yet been filed with the Commission. Prospective purchasers are recommended to review the final prospectus and prospectus supplement relating to the certificates ("Offering Documents") discussed in this communication. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. A final prospectus and prospectus supplement may be obtained by contacting the CSFB trading desk or from the Commission's website. There shall not be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The analyses, calculations and valuations herein are based on certain assumptions and data provided by third parties that may vary from the actual characteristics of the pool.

Neither Credit Suisse First Boston LLC nor the Depositor have verified these analyses, calculations or valuations or represent that any such valuations represent levels where actual trades may occur.

	Total Sched Bal	Loan Count	PCT	Avg Sched Bal	Min Coupon	Max Coupon	WAC	Net Rate	Cutoff RTerm	Cutoff Season	FICO	LTV

All	141,240,380.90	245	100.00	576,491.35	5.13	6.00	5.77	5.52	355	3	748	68

orig_balance
300000.01 =< ... < 400000.01	1,132,926.60	3	0.80	377,642.20	5.63	5.88	5.75	5.49	357	3	720	66
400000.01 =< ... < 500000.01	51,140,280.86	111	36.21	460,723.25	5.13	6.00	5.75	5.50	354	3	743	69
500000.01 =< ... < 600000.01	34,305,956.87	62	24.29	553,321.89	5.25	6.00	5.77	5.52	355	3	751	69
600000.01 =< ... < 700000.01	17,334,287.71	27	12.27	642,010.66	5.50	6.00	5.83	5.58	357	3	750	67
700000.01 =< ... < 800000.01	13,516,367.55	18	9.57	750,909.31	5.38	6.00	5.73	5.48	357	3	763	69
800000.01 =< ... < 900000.01	4,389,546.14	5	3.11	877,909.23	5.88	6.00	5.90	5.65	357	3	769	63
900000.01 =< ... < 1000000.01	15,492,750.65	16	10.97	968,296.92	5.38	5.88	5.73	5.48	357	3	736	65
1000000.01 =< ... < 1250000.01	2,428,264.52	2	1.72	1,214,132.26	5.75	6.00	5.88	5.63	357	3	767	72
>= 1250000.01	1,500,000.00	1	1.06	1,500,000.00	6.00	6.00	6.00	5.75	358	2	804	50

Sched_Balance
300000.01 =< ... < 400000.01	1,132,926.60	3	0.80	377,642.20	5.63	5.88	5.75	5.49	357	3	720	66
400000.01 =< ... < 500000.01	51,140,280.86	111	36.21	460,723.25	5.13	6.00	5.75	5.50	354	3	743	69
500000.01 =< ... < 600000.01	34,305,956.87	62	24.29	553,321.89	5.25	6.00	5.77	5.52	355	3	751	69
600000.01 =< ... < 700000.01	17,334,287.71	27	12.27	642,010.66	5.50	6.00	5.83	5.58	357	3	750	67
700000.01 =< ... < 800000.01	13,516,367.55	18	9.57	750,909.31	5.38	6.00	5.73	5.48	357	3	763	69
800000.01 =< ... < 900000.01	4,389,546.14	5	3.11	877,909.23	5.88	6.00	5.90	5.65	357	3	769	63
900000.01 =< ... < 1000000.01	15,492,750.65	16	10.97	968,296.92	5.38	5.88	5.73	5.48	357	3	736	65
1000000.01 =< ... < 1250000.01	2,428,264.52	2	1.72	1,214,132.26	5.75	6.00	5.88	5.63	357	3	767	72
>= 1250000.01	1,500,000.00	1	1.06	1,500,000.00	6.00	6.00	6.00	5.75	358	2	804	50

state TOP 10
CA	59,362,990.02	102	42.03	581,990.10	5.13	6.00	5.77	5.51	357	3	754	64
Other	25,013,699.86	44	17.71	568,493.18	5.38	6.00	5.76	5.50	350	3	743	69
OH	12,223,688.44	20	8.65	611,184.42	5.50	6.00	5.77	5.52	355	5	749	71
MI	10,833,742.49	20	7.67	541,687.12	5.50	6.00	5.79	5.54	351	4	749	76
FL	8,586,981.61	16	6.08	536,686.35	5.25	6.00	5.78	5.53	357	3	745	69
NJ	5,934,749.52	11	4.20	539,522.68	5.63	6.00	5.80	5.55	358	2	746	67
NY	4,716,282.76	8	3.34	589,535.35	5.63	6.00	5.81	5.55	357	3	750	63
AZ	3,835,100.00	6	2.72	639,183.33	5.50	6.00	5.83	5.58	359	1	730	73
IN	3,799,815.06	6	2.69	633,302.51	5.63	5.75	5.73	5.48	356	4	734	77
VA	3,706,716.00	7	2.62	529,530.86	5.38	5.88	5.68	5.43	357	3	733	71
IL	3,226,615.14	5	2.28	645,323.03	5.75	6.00	5.85	5.60	356	4	754	73

Orig_LTV
0 =< ... < 50.01	12,610,625.35	20	8.93	630,531.27	5.13	6.00	5.80	5.55	353	3	774	44
50.01 =< ... < 60.01	23,172,468.79	39	16.41	594,165.87	5.38	6.00	5.77	5.52	357	3	752	56
60.01 =< ... < 70.01	41,862,600.84	70	29.64	598,037.15	5.38	6.00	5.76	5.51	357	3	747	66
70.01 =< ... < 80.01	62,653,180.81	114	44.36	549,589.31	5.25	6.00	5.77	5.52	354	3	743	78
80.01 =< ... < 90.01	941,505.11	2	0.67	470,752.56	5.75	5.75	5.75	5.50	357	3	774	87

Curr_Rate
5 =< ... < 5.25	500,000.00	1	0.35	500,000.00	5.13	5.13	5.13	4.88	356	4	778	47
5.25 =< ... < 5.5	7,836,185.15	14	5.55	559,727.51	5.25	5.38	5.36	5.11	357	3	751	67
5.5 =< ... < 5.75	28,779,765.94	52	20.38	553,457.04	5.50	5.63	5.60	5.35	353	3	744	69
5.75 =< ... < 6	83,121,221.36	142	58.85	585,360.71	5.75	5.88	5.81	5.56	356	3	749	67
6 =< ... < 6.25	21,003,208.45	36	14.87	583,422.46	6.00	6.00	6.00	5.75	355	3	752	68

Property_Type
2 Family	3,671,523.79	5	2.60	734,304.76	5.75	6.00	5.92	5.67	358	2	770	64
2-4 Family	474,504.07	1	0.34	474,504.07	5.75	5.75	5.75	5.50	358	2	730	43
4 Family	925,305.65	1	0.66	925,305.65	5.88	5.88	5.88	5.63	358	2	684	65
Condo	2,612,248.92	5	1.85	522,449.78	5.25	5.88	5.65	5.40	356	4	739	70
PUD	26,336,886.97	48	18.65	548,685.15	5.25	6.00	5.78	5.53	355	3	753	68
Single Family Detached	22,742,927.88	38	16.10	598,498.10	5.38	6.00	5.77	5.52	356	2	743	65
Single Family Residence	83,904,290.53	146	59.41	574,686.92	5.13	6.00	5.76	5.51	355	4	748	69

Purpose
Construction/Permanent	896,302.60	1	0.63	896,302.60	5.88	5.88	5.88	5.63	355	5	796	56
Purchase	53,315,676.86	92	37.75	579,518.23	5.25	6.00	5.73	5.48	357	3	751	73
Refinance - Cashout	44,934,913.76	83	31.81	541,384.50	5.13	6.00	5.79	5.54	356	3	739	65
Refinance - Rate Term	41,520,794.59	68	29.40	610,599.92	5.38	6.00	5.79	5.54	353	3	754	65

Occupancy
Investment	4,369,829.44	6	3.09	728,304.91	5.75	6.00	5.92	5.67	358	2	740	62
Primary	132,947,223.02	233	94.13	570,588.94	5.13	6.00	5.76	5.51	355	3	749	68
Secondary	3,923,328.44	6	2.78	653,888.07	5.75	6.00	5.84	5.59	356	4	755	60

Orig_Term
240 =< ... < 252	1,787,145.02	4	1.27	446,786.26	5.63	6.00	5.75	5.50	236	4	713	68
360 =< ... < 372	139,453,235.88	241	98.73	578,644.13	5.13	6.00	5.77	5.52	357	3	749	68

Doc_Type
ALT	949,520.81	2	0.67	474,760.41	5.75	5.88	5.81	5.55	356	4	767	66
Full	45,477,302.85	80	32.20	568,466.29	5.25	6.00	5.72	5.47	354	3	749	68
Lite Doc	15,133,438.35	26	10.71	582,055.32	5.50	6.00	5.82	5.57	357	3	738	68
No Income Verification	45,440,916.52	76	32.17	597,906.80	5.38	6.00	5.79	5.54	356	3	747	63
No Ratio	474,504.07	1	0.34	474,504.07	5.75	5.75	5.75	5.50	358	2	730	43
Reduced (partial)	27,924,238.33	49	19.77	569,882.41	5.13	6.00	5.77	5.52	356	4	758	75
Stated / Stated	5,267,766.88	10	3.73	526,776.69	5.63	6.00	5.85	5.60	358	2	739	67

Fico
650 =< ... < 700	19,672,328.16	36	13.93	546,453.56	5.38	6.00	5.77	5.52	351	3	685	70
700 =< ... < 750	40,295,218.14	72	28.53	559,655.81	5.25	6.00	5.76	5.51	356	3	724	70
750 =< ... < 800	74,551,012.68	127	52.78	587,015.85	5.13	6.00	5.77	5.52	356	3	773	67
800 =< ... < 850	6,721,821.92	10	4.76	672,182.19	5.38	6.00	5.80	5.55	357	3	806	63

Prepay_Months
0	116,113,716.67	203	82.21	571,988.75	5.25	6.00	5.78	5.53	355	3	748	68
12	550,000.00	1	0.39	550,000.00	5.88	5.88	5.88	5.63	358	2	702	55
24	600,000.00	1	0.42	600,000.00	5.38	5.38	5.38	5.13	357	3	701	67
36	19,908,334.79	34	14.10	585,539.26	5.13	6.00	5.73	5.48	358	2	752	65
6	2,694,129.44	3	1.91	898,043.15	5.38	6.00	5.83	5.58	358	2	740	65
60	1,374,200.00	3	0.97	458,066.67	5.50	5.63	5.59	5.34	357	3	760	66

interest_only_period
0	114,309,720.88	198	80.93	577,321.82	5.13	6.00	5.78	5.53	355	3	747	68
120	26,930,660.02	47	19.07	572,992.77	5.25	5.88	5.72	5.47	358	2	753	68